SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT




                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934





                          Date of Report:  May 27, 1997





                      BRITTON & KOONTZ CAPITAL CORPORATION
               (Exact name of issuer as specified in its charter)





                                                              64-0665423
       Mississippi                 0-22606                   (IRS Employer
(State of Incorporation)    Commission File Number        Identification No.)





                  500 Main Street, Natchez, Mississippi  39120
                    (Address of principal executive offices)





                            Telephone:  (601)445-5576

                      BRITTON & KOONTZ CAPITAL CORPORATION
                                 AND SUBSIDIARY


                                      INDEX




Item 5.  Other Events.

            The contents of Exhibit 20 to this Form 8-K are hereby incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

      (c)   Exhibits.

            20    Other Documents or Statements to Security Holders.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                               BRITTON & KOONTZ CAPITAL CORPORATION




May 27, 1997                   /s/ W. Page Ogden
                               _____________________________
                               W. Page Ogden
                               President and Chief Executive
                               Officer

                                 Exhibits Index



Exhibit
Number          Item



20              Other Documents or Statements to Security Holders


                Press Release Dated May 21, 1997